Exhibit 99.1

Paul Miller to Lead Combined Emerald and Questex Business as Chief Executive Officer

Visionary Events and Media Operator to Drive Organic Growth and Unlock Full Value of New, Scaled,

Leading B2B Events Platform

Emerald President and CEO Hervé Sedky to Serve as Senior Advisor Upon Close

NEW YORK, June 24, 2026 – The holding company formed to acquire Emerald Holding, Inc. (NYSE: EEX) (“Emerald”) and Questex, LLC (“Questex”) in connection with the previously announced acquisitions by Apollo-managed funds (the “Apollo Funds”) today announced that Paul Miller, current Chief Executive Officer of Questex, will lead the combined company as CEO, effective upon closing of the transaction.

Following the close of the transaction, Hervé Sedky will transition from his current role as President and Chief Executive Officer of Emerald to serve as a senior advisor to the combined company.

Mr. Miller brings over three decades of experience across the events, information services, and media industries and a track record of increasing revenue streams, scaling multi-vertical platforms, and driving growth across cycles. Since becoming CEO of Questex in 2018, he has transformed and expanded the company’s portfolio across industries, including hospitality, travel, healthcare, life sciences, beauty, and technology, achieving remarkable growth in revenue and profit. With deep operational expertise and experience, including successfully integrating acquisitions and expanding innovative customer engagement capabilities powered by first-party data, Mr. Miller is well positioned to bring Emerald and Questex together to drive continued organic growth, pursue strategic acquisitions and realize the full value of the combined business.

“Paul is an experienced operator who shares our vision for building a scaled, customer-centric platform at the forefront of the B2B events industry,” said Shahid Bosan, Managing Director at Apollo. “We are confident in his ability to unite these two organizations to create a distinct platform that is well-positioned for sustained growth and long-term value creation.”

“I am honored to have the opportunity to lead the combined company and work alongside such a talented group of employees across both Emerald and Questex,” said Mr. Miller. “As we embark on this next chapter, my focus will be on bringing together the strengths of both organizations to create a scaled, highly complementary platform that is uniquely positioned to capture the growing demand for trusted, in-person gatherings, leveraging the strength of both companies’ customer relationships and engagement capabilities to continue to deliver value for all our respective stakeholders.”

“Leading Emerald and building a portfolio of market-leading brands alongside an extraordinary team has been one of the defining privileges of my career,” said Mr. Sedky. “This combination creates a stronger platform – one defined by greater scale, deep expertise, expanded capabilities, and a shared commitment to delivering meaningful value for our customers, exhibitors, and partners. I look forward to working with Paul and the rest of the leadership team as we build on that foundation and guide both companies into this next chapter.”

Transaction Update

The previously announced transaction is still expected to be completed in the second half of 2026, subject to customary closing conditions and regulatory approvals.

About Paul Miller

Paul Miller currently serves as CEO of Questex, where he has shaped the company’s growth strategy and advanced its position as a next-generation information services company across core markets with events at the center and year-round engagement driving deep data to produce better outcomes for customers. Prior to joining Questex in 2018, Mr. Miller served as President of Informa’s Industry & Infrastructure Intelligence where he brought a high level of innovation and creativity to help customers achieve superior ROI on marketing investments. Earlier in his career, he served as President of Penton’s Industry Group and held a variety of leadership positions at UBM, including CEO of UBM Tech, where he led the business’s event expansion into international markets as well as growing digital content and services. Mr. Miller is a Fellow of the Chartered Institute of Marketing.

About Apollo

Apollo is a high-growth, global alternative asset manager. In our asset management business, we seek to provide our clients excess return at every point along the risk-reward spectrum from investment grade credit to private equity. For more than three decades, our investing expertise across our fully integrated platform has served the financial return needs of our clients and provided businesses with innovative capital solutions for growth. Through Athene, our retirement services business, we specialize in helping clients achieve financial security by providing a suite of retirement savings products and acting as a solutions provider to institutions. Our patient, creative, and knowledgeable approach to investing aligns our clients, businesses we invest in, our employees, and the communities we impact, to expand opportunity and achieve positive outcomes. As of March 31, 2026, Apollo had approximately $1.03 trillion of assets under management. To learn more, please visit www.apollo.com.

About Emerald

Emerald Holding, Inc. is a leading U.S.-based B2B event organizer, empowering businesses year-round by expanding meaningful connections, developing influential content, and delivering powerful commerce-driven solutions. As the owner and operator of a curated portfolio of B2B events spanning trade shows, conferences, B2C showcases and a scaled Executive Peer Network platform. Emerald also delivers dynamic solutions across leading industries through its robust content and e-commerce marketplace. Emerald is a trusted partner for its thousands of customers, predominantly small and medium-sized businesses, playing a pivotal role in driving ongoing commerce through streamlined buying, selling, and networking opportunities. Powered by an experienced, talented and deeply engaged team, Emerald is fostering impactful engagement and delivering unparalleled market access with a commitment to driving business growth 365 days a year. For more: http://www.emeraldx.com.

About Questex

Questex fuels exceptional business connections—where every buyer and seller interaction matters. Through live events enriched with data insights and active year-round digital communities, we deliver measurable results. It happens here.

Forward-Looking Statements

This press release contains certain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking information may be identified by such terms as “believes”, “expects”, “will”, “may”, and other similar expressions. In particular, the forward-looking information contained in this press release includes statements regarding the proposed transaction described herein, including the proposed timing and steps contemplated in respect of the proposed transaction and approvals with respect thereto. These statements are based on the current expectations as of the date hereof, and although they are believed to be reasonable, they are inherently uncertain and not guaranteed. These statements involve risks and uncertainties, including, but not limited to, economic, competitive, governmental and other factors outside of Emerald’s control that may cause its business, industry, strategy, financing activities and the ability of the parties to complete the proposed transaction to differ materially. See “Risk Factors” and “Cautionary Note Regarding Forward-Looking Statements” in Emerald’s most recently filed periodic reports on Form 10-K and Form 10-Q and subsequent filings for a discussion of factors that may affect Emerald’s business performance. Emerald undertakes no obligation to update or revise any of the forward-looking statements contained herein, whether as a result of new information, future events or otherwise.

Contacts

Noah Gunn

Global Head of Investor Relations

(212) 822-0540

IR@apollo.com

Joanna Rose

Global Head of Corporate Communications

(212) 822-0491

Communications@apollo.com